SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________

FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported):

March 8, 1995


CBI Industries, Inc.


(Exact name of registrant as specified in its charter)

Delaware             7833                 36-3009343
(State of            (Commission          (IRS Employer
 Incorporation)      File No.)            Identification Number)

                  800 Jorie Boulevard
                  Oak Brook, Illinois 60521-2268

(Address, including zip code, of principal executive offices)


Registrant's telephone number including area code:  708-572-7000

Item 5.   Other Events.

          On March 8, 1995, the Board of Directors of CBI Industries, Inc. (the "Company") approved amendments to its Shareholder Rights Plan. The amendments to the Plan are described in Item 1 (Description of Registrant's Securities to be Registered) of an Amendment No. 3 on Form 8A/A dated March 22, 1995 to a Registration Statement on Form 8-A dated March 7, 1986 (Commission File No. 1-7833) and such description is hereby incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Amendment dated March 8, 1995 to an Amendment and Restatement of Rights Agreement dated as of August 8, 1989, as amended to date, between the Company and First Chicago Trust Company of New York, as Rights Agent, which is attached as
Exhibit 1 hereto and is hereby incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

     1. Amendment to Rights Agreement dated as of March 8, 1995 to an Amendment and Restatement of a Rights Agreement dated August 8, 1989, as amended, between the Company and First Chicago Trust Company of New York, as Rights Agent.

SIGNATURES

          Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CBI INDUSTRIES, INC.



                              By:/s/ George L. Schueppert
                                 Executive Vice President and
                                 Chief Financial Officer



Dated:  April 21, 1995